UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (date of earliest event reported): April 18, 2017
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Pulse Biosciences, Inc.
(Exact name of registrant as specified in its charter)
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Nevada	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

849 Mitten Road

Burlingame, California 94010

(Address of principal executive offices, including zip code)

(650) 697-3939

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 18, 2017, the underwriter of the Company’s initial public offering, MDB Capital Group LLC, informed the Company that it had immediately and irrevocably waived the lock-up provisions for pre-IPO stockholders holding approximately 3.9 million shares of the Company’s Common Stock.  These stockholders, which include certain of the Company’s directors and 5% holders would have been subject to the lock-up until May 17, 2017 under the terms of the existing lock-up agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2017

Pulse Biosciences, Inc.

By: /s/ Brian B. Dow

Brian B. Dow

Senior Vice President and

Chief Financial Officer